SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    Form 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                            The Securites Act of 1934

                         Date of Report February 8, 2000


                               NOBLE ROMAN'S, INC.
             (Exact name of registrant as specified in its charter)

Indiana                             0-11104              35-1281154
(State or other                   (Commission           (IRS Employer
jurisdiction                      File Number)        Identification No.)


                 One Virginia Avenue, Suite 800
                     Indianapolis, Indiana                  46204
            (Address of principal executive offices)      (Zip Code)

        Registrants telephone number, including area code (317) 634-3377

Item 5.  Other Events

         On February 8, 2000, Noble Roman's, Inc. (the "Company") entered into a series of transactions resulting in the Company obtaining approximately $8.5 million in additional capital and closing 16 and franchising two of its previously owned traditional full-service restaurant locations.

         The additional capital came from investors associated with the Geometry Group, Inc. in New York, certain local investors in Indianapolis and The Provident Bank in Cincinnati. Investors purchased common stock of the Company for approximately $2.0 million in a private placement. The Provident Bank exchanged $6.5 million senior secured debt for $1.6 million in common stock and $4.9 million in no-yield preferred stock which may later be converted to common stock at $3.00 per share at its option.

         The Company closed 16 and franchised two of its previously owned traditional full-service restauarant locations. This action was taken by the Company to limit its direct operational involvement in the traditional restaurants to a core group of locations in the Indianapolis, Columbus, Bloomingtion and Evansville area markets in Indiana. The Company began franchising non-traditional locations in 1997 and co-branding with Subway(R) and TCBY(R) in 1999. To date the Company has awarded over 500 franchised locations in 35 states. The Company made the decision to limit its involvement in full-service operations in order to devote more of its management resources and capital to the growth and development of its franchised non-traditional and co-brand locations.

         Over the past two years the Company has developed a system for franchisees to establish a miniaturized version of a Noble Roman's pizzeria in universities, recreational facilities, convenience stores, travel plazas and other high traffic facilities. These "non-traditional" locations offer many of the same quality menu items that the Company has sold in its full-service restaurants for over 28 years. In addition, the Company has been franchising locations in other restaurant facilities pursuant to co-brand agreements.

Item 7.  Financial Statements and Exhibits

         (b)      Pro forma financial information

         (c)      Exhibits

                  10.1     Press Release, dated February 9, 2000

                                    Signature

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  February 21, 2000   `           NOBLE ROMAN'S, INC.



                                       By: /s/ Paul W. Mobley
                                          ---------------------------
                                          Paul W. Mobley, Chairman




                                       By: /s/ Dan Hutchison
                                          ---------------------------
                                          Dan Hutchison, Chief
                                          Financial Officer

                               NOBLE ROMAN'S, INC.
              CONDENSED CONSOLIDATED PROFORMA FINANCIAL STATEMENTS
                                   (UNAUDITED)

The following condensed consolidated proforma balance sheet as of September 30, 1999 and the condensed consolidated proforma statements of operations for the nine-month period ended September 30, 1999 and the twelve-month period ending December 31, 1998 have been derived, respectively, from the unaudited and audited consolidated financial statements of Noble Roman's, Inc. These condensed consolidated proforma financial statements give effect to the $2 million in additional capital from the private placement, the exchange of $6.5 million in senior secured debt for $1.6 million in common stock and $4.9 million in no-yield preferred stock and the closing of 16 and franchising two of its previously owned traditional full-service restaurants (more thoroughly described in Item 5 "Other Events").

The condensed consolidated proforma balance sheets are shown assuming the transactions had been completed as of September 30, 1999. The condensed consolidated proforma statements of operations are shown assuming the transactions had been completed as of January 1, 1998. Accordingly, the historical information has been adjusted by the proforma adjustments to reflect the changes directly attributable to the above transactions which is expected to have a continuing impact on the Company and the corresponding tax effects of such adjustments.

The condensed consolidated proforma financial statements are not necessarily indicative of the results of operations had the transactions been consummated on January 1, 1998, or of the results of future operations. The condensed consolidated pro forma financial statements should be read in conjunction with the historical financial statements and notes thereto of the Company.

                 PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                               SEPTEMBER 30, 1999
                                 (In Thousands)

                                                                         Adjustments
ASSETS                                                                   -----------
------                                         Actual              Debit            Credit       Pro Forma
                                             ---------------------------          ------------------------
Total current assets                         $   2,870            270  (2)                         $ 3,970
                                                                  276  (5)
                                                                  198  (7)
                                                                  355  (7)
Property and equipment, less accumulated         6,172                             2,068  (1)        4,104
    depreciation and amortization
Deferred tax asset                               5,196            703  (1)            92  (2)        7,175
                                                                1,079  (4)
                                                                  289  (6)
Cost in excess of assets acquired, net           5,757                             3,173  (4)        2,584
Other assets                                       751             50  (7)                             801
                                             ----------                                            -------
    Total assets                             $  20,746                                             $18,635
                                             =========

LIABILITIES

Accounts payable                             $   2,523            923  (7)                         $ 1,601
Other current liabilities                        1,477             58  (7)           850  (6)        2,139
                                                                  130  (7)
                                             ---------
    Total current liabilities                $   4,000                                             $ 3,740
                                             ---------                                             -------
Total long-term liabilities                     16,728          6,323  (3)           137  (7)       10,542
                                             ---------                                             -------
    Total liabilities                        $  20,728                                             $14,281
                                             ---------

    Total stockholders equity                $      17          1,365  (1)         1,643  (3)      $ 4,353
                                                                2,094  (4)         1,578  (7)
                                                                  561  (6)         4,929  (3)
                                                                  249  (3)           178  (2)
                                                                                     276  (5)

    Total liabilities and stockholders
       equity                                $  20,746                                             $18,635
                                             =========                                             =======

(1) To record the reduction of the carrying value of assets by the book value of the restaurants closed or franchised.
(2) Record the estimated liquidation value of the assets from closed and franchised restaurants.
(3) To record the conversion of $6,572,366 of senior secured debt less warrant valuation of $249,117 to $4,929,274 no-yield preferred stock and $1,643,092 common stock at $1.00 per share.
(4) To reduce the carrying value of goodwill by the goodwill associated with the closed and franchised restaurants.
(5) To record the private placement of common stock to local investor ($300,000 less commissions of 8%).
(6) To accrue for future expenses associated with the closed and franchised restaurants.
(7) To record the additional capital of $1,715,000 less 8% commissions payable in a participating note and the use of proceeds, therefrom, for the payment of interest to Provident Bank through May 1, 2000, the payment of certain accounts payable and accrued expenses and the estimated legal and other closing costs associated with this transaction.

                PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1999
                    (In thousands except earnings per share)

                                                                         Adjustments
                                                                         -----------
                                               Actual              Debit         Credit       Pro Forma
                                             ---------------------------       ------------------------
Restaurant revenue                           $  16,538          5,772  (1)                     $ 10,765
Restaurant royalties                                62                             48 (4)           110
Express royalties and fees                       2,459                                            2,459
Administrative fees and other                      130                                              130
                                             ---------                                         --------
      Total Revenue                             19,190                                           13,465

Restaurant operating expenses:
     Cost of revenue                             3,369                          1,216 (1)         2,154
     Salaries and wages                          6,316                          2,519 (1)         3,798
     Rent                                        1,679                            721 (1)           958
     Advertising                                   828                            289 (1)           539
     Other                                       3,935                          1,572 (1)         2,363
Depreciation and amortization                      802                            246 (1)           453
                                                                                  103 (3)
Express operating expenses                       1,186                                            1,186
General and administrative                       1,946                            422 (1)         1,523
                                             ---------                                         --------
      Operating income(loss)                 (     871)                                             491
Interest                                         1,345                            481 (2)           864
                                             ---------                                         --------
      Net loss before income taxes           (   2,216)                                        (    373)
Income taxes (benefit)                       (     754)           627  (5)                     (    126)
                                             ---------                                         --------
      Net loss                               ($  1,463)                                        ($   246)
                                             =========                                         ========

Weighted average number of shares                5,679                                            9,372
      outstanding
Net loss per share                           ($    .26)                                        ($   .03)

(1) To remove the income and expense relating to the closed and franchised restaurants from historical results.
(2) To reduce interest expense for the interest on the senior secured debt which was converted to equity.
(3) To remove the current year amortization of goodwill related to the closed and franchised restaurants.
(4)      To record royalty revenue for the two restaurants franchised.
(5)      To reflect income tax effect for above entries.

                PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1998
                    (In thousands except earnings per share)

                                                                         Adjustments
                                                                         -----------
                                               Actual              Debit         Credit       Pro Forma
                                             ---------------------------       ------------------------
Restaurant revenue                           $  23,307           8,734  (1)                    $ 14,572
Restaurant royalties                               125                             74 (5)           198
Express royalties and fees                       2,161                                            2,161
Administrative fees and other                      189                                              189
                                             ---------                                         --------
      Total Revenue                             25,782                                           17,121

Restaurant operating expenses:
     Cost of revenue                             4,686                          1,933 (1)         2,753
     Salaries and wages                          8,515                          3,487 (1)         5,027
     Rent                                        2,223                            966 (1)         1,257
     Advertising                                 1,667                            437 (1)         1,230
     Other                                       5,690                          2,228 (1)         3,462
Depreciation and amortization                    1,059                            301 (1)           620
                                                                                  137 (4)
Express operating expenses                         839                                              839
General and administrative                       3,002                            774 (1)         2,228
Restructuring costs                                571                                              571
                                             ---------                                         --------
     Operating income(loss)                  (   2,469)                                        (    866)
Interest                                         1,387                            600 (3)           787
                                             ---------                                         --------
     Net loss before income taxes            (   3,856)                                        (  1,653)
Income taxes (benefit)                       (   1,311)            736  (6)                    (    562)
                                             ---------                                         --------
     Net loss before extraordinary gain      (   2,545)                                        (  1,091)
Extraordinary gain on forgiveness of debt,
         net of tax expense of $203,876            396                                              396
                                             ---------                                         --------
      Net loss                               ($  2,150)                                        ($   695)
                                             =========                                         ========

Weighted average number of shares                4,131                                            7,789
      outstanding
Net loss per share                           ($    .52)                                        ($   .09)


(1) To remove the income and expense relating to the closed and franchised restaurants from historical results.
(2) To reduce interest expense for the interest on the senior secured debt which was converted to equity.
(3) To remove the current year amortization of goodwill related to the closed and franchised restaurants.
(4)      To record royalty revenue for the two restaurants franchised.
(5)      To reflect income tax effect for above entries.